UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2021

_______________

INSU ACQUISITION CORP. III

(Exact name of registrant as specified in its charter)

Delaware	001-39818	85-3356658
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	IIIIU	NASDAQ Capital Market
Class A common stock, par value $0.0001 per share	IIII	NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Class A common stock	IIIIW	NASDAQ Capital Market

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On April 12, 2021, the staff (the “Staff”) of the Securities and Exchange Commission (the “SEC”) issued a statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”).” In the statement, the Staff, among other things, highlighted potential accounting implications of certain terms that are common in warrants issued in connection with the initial public offerings of special purpose acquisition companies, such as INSU Acquisition Corp. III (the “Company”).

The warrant agreement governing the Company’s warrants includes a provision that provides for potential changes to the settlement amounts dependent on the characteristics of the holder of the warrant. Upon review of the statement, the Company’s management further evaluated the warrants under Accounting Standards Codification (“ASC”) Subtopic 815-40, Contracts in Entity’s Own Equity. ASC Section 815-40-15 addresses equity versus liability treatment and classification of equity-linked financial instruments, including warrants, and states that a warrant may be classified as a component of equity only if, among other things, the warrant is indexed to the issuer’s common stock. Under ASC Section 815-40-15, a warrant is not indexed to the issuer’s common stock if the terms of the warrant require an adjustment to the exercise price upon a specified event and that event is not an input to the fair value of the warrant. Based on management’s evaluation, the audit committee of the Company’s board of directors (the “Audit Committee”), in consultation with management concluded that the Company’s warrants are not indexed to the Company’s common stock in the manner contemplated by ASC Section 815-40-15 because the characteristics of the holder of the instrument is not an input into the pricing of a fixed-for-fixed option on equity shares.

On June 23, 2021, the Audit Committee, based on the recommendation of and after consultation with management, concluded that the Company’s audited financial statements for the year ended December 31, 2020 and its audited balance sheet as of December 22, 2020 (collectively, the “Non-Reliance Periods”), as reported in the Company’s Annual Report on Form 10-K filed on March 30, 2021 and Current Report on Form 8-K filed on December 30, 2020, should no longer be relied upon based on the reclassification of warrants as described above. Similarly, the related press releases, Report of Independent Registered Public Accounting Firm dated March 30, 2021 on the financial statements as of December 31, 2020 and for the period from October 6, 2020 (inception) through December 31, 2020, and the stockholder communications, investor presentations or other communications describing relevant portions of the Company’s financial statements for these periods that need to be restated should no longer be relied upon.

As a result, the Company today is announcing that it will restate its historical financial results for the Non-Reliance Periods, in each case to reflect the change in accounting treatment (the “Restatement”). The Company will, as soon as practicable, file Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2020, which will include the Restatement.

The Company’s prior accounting for the warrants as components of equity instead of as derivative liabilities did not have any effect on the Company’s previously reported operating expenses, cash flows or cash.

The change in fair value of the warrants is a non-cash charge and will be reflected in the Company’s statement of operations. Unless the Company amends the terms of its warrant agreement, it will continue to classify its warrants as a liability, which will require the Company to incur the cost of measuring the fair value of the warrant liability, and it may have an adverse effect on its results of operations.

 In connection with the Restatement, the Company’s management reassessed the effectiveness of its disclosure controls and procedures as of December 31, 2020. As a result of that reassessment, the Company’s management determined that its disclosure controls and procedures as of December 31, 2020 were not effective due to a material weakness in internal control over financial reporting solely related to the accounting for warrants described herein.

The Audit Committee and management have discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s independent accountant.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the Restatement. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2021	INSU ACQUISITION CORP. III

	By:	/s/ John M. Butler
	Name:	John M. Butler
	Title:	President and Chief Executive Officer

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